FORM OF SERIES D FLOATING RATE OR INDEXED RATE NOTE

REGISTERED                                                  PRINCIPAL AMOUNT
                                                              OR FACE AMOUNT

NO. FL ___
                                  SALOMON INC
                          MEDIUM-TERM NOTE, SERIES D
                          (FLOATING OR INDEXED RATE)                  CUSIP

                  Due More Than Nine Months from Date of Issue

                  IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

Issue Price:                                         Original Issue Date:

Initial Interest Rate:                                   Stated Maturity:

Specified Currency:
         (If other than U.S. dollars)

         Authorized Denominations:
                  (If other than as set forth in the Prospectus Supplement)

Base Rate:        / / CD Rate  / / Commercial Paper  / / Federal Funds Rate
                  / / LIBOR Telerate  / / LIBOR Reuters  / / Treasury Rate
                  / / Treasury Rate Constant Maturity  / / Other (see attached)

Interest Reset Period                                     Index Maturity:
or Interest Reset Dates:

Interest Payment Dates:
                  (If other than as set forth in the Prospectus Supplement)

Indexed Principal Note:    / / Yes  (see attached)    / / No

Floating Rate:    / / Indexed Interest Rate:    / / (see attached)

Spread Multiplier:                                          Spread (+/-):

Spread Reset      / / The Spread or Spread Multiplier
                      may not be changed prior to Stated Maturity.

                  / / The Spread or Spread Multiplier may be
                      changed prior to Stated Maturity (see attached).

Optional Reset Dates (if applicable):


Maximum Interest Rate:                             Minimum Interest Rate:

Amortizing Note:  / / Yes  / / No

         Amortization Schedule:

Optional Redemption:    / / Yes  / / No

         Optional Redemption Dates:

                  Redemption Prices:

Bond Yield to Maturity:

Bond Yield to Call:

Optional Repayment:    / / Yes  / / No

                  Optional Repayment Dates:

                  Optional Repayment Prices:

Optional Extension of Stated Maturity:    / / Yes  / / No

         Final Maturity:

Discount Note:    / / Yes  / / No

         Total Amount of OID:


         Yield to Maturity:


                  SALOMON INC, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company") for value received hereby promises to pay CEDE & Co. or registered assigns, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described above, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) to pay accrued interest
(i) if this is a Floating Rate Note, on the Principal Amount then outstanding (or, in the case of an Indexed Principal Note, the Face Amount then outstanding, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Base Rate shown above, adjusted by the Spread or Spread Multiplier, if any, shown above, determined in accordance with the provisions on the reverse hereof, or (ii) if this is an Indexed Rate Note, on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount, as reduced by any repayment of principal hereof) at a rate determined by reference to an Index as described above, until, in either case, the Principal Amount or the Face Amount is paid or duly provided for in accordance with the terms hereof. The interest so payable, and punctually paid or duly provided for, on each Interest Payment Date specified herein will, as provided in the Indenture referred to below, be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which, in the case of any Interest Payment Date shall be the date (whether or not a Business Day), fifteen calendar days immediately preceding such Interest Payment Date and, in the case of interest payable at Maturity shall be the Stated Maturity of this Note. Notwithstanding the foregoing, if this Note is issued between a Regular Record Date and the related Interest Payment Date, the interest so payable for the period from the Original Issue Date to such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Registered Holder hereof on the related Regular Record Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Registered Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is (a) not a day on which banking institutions are authorized or required by law or regulation to be closed in (i) The City of New York or (ii) if the Specified Currency shown above (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which, in the case of ECU, shall be Brussels, Belgium) and
(b) if the Base Rate specified above is LIBOR, a London Banking Day. "London

Banking Day" means any day on which dealings in deposits in the Specified Currency are transacted in the London interbank market.

                  If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

                  The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above. If the Specified Currency shown above is other than U.S. dollars, the Company will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof. The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written notice to the Trustee not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Trustee received not later than fifteen calendar days prior to the applicable payment date. If the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available for making such payments.

                  Payments of interest in U.S. dollars (other than interest payable at Maturity) will be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register on the applicable Record Date, provided that, if the Holder hereof is the Holder of U.S. $10,000,000 (or the equivalent thereof in a currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Registered Notes of like tenor and term, such U.S. dollar interest payments will be made by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee not less than fifteen calendar days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Trustee and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States. The principal hereof and any premium and interest hereon payable at Maturity will be paid in immediately available funds upon surrender of this Note at the corporate trust office or agency of the Trustee located in the City and State of New York.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

                  This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as Trustee.

                  IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                  SALOMON INC


                                  By_______________________________________
                                    Senior Vice President

[Seal]

                                  Attest__________________________________
                                        Secretary

                         CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes issued under the within - mentioned Indenture.

                                  CITIBANK, N.A.,
                                    as Trustee


                                  By_______________________________________
                                    Authorized Signatory



                                  SALOMON INC
                           MEDIUM-TERM NOTE, SERIES D
                           (FLOATING OR INDEXED RATE)

                  This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture, dated as of December 1, 1988 (the "Indenture") between the Company and Citibank, N.A., as trustee (the "Trustee", which term includes any successor Trustee under the Indenture) to which indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

                  Unless otherwise specified above, the authorized denominations of Registered Notes denominated in U.S. dollars will be U.S.$1,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Registered Notes denominated in a currency other than U.S. dollars will be as set forth on the respective faces thereof.

                  Each Registered Note will be issued initially as either a Book-Entry Note or, if so specified above, a Certificated Note. Only Registered Notes denominated and payable in U.S. dollars may be issued as Book-Entry Notes and such Notes will not be exchangeable for Certificated Notes and, except as otherwise provided in the Indenture, will not otherwise be issuable as Certificated Notes.

                  If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Company or its agent based on the highest firm bid quotation expressed in U.S. dollars received by the Company or its agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted) from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York selected by the Company or its agent (one of which may be Salomon Brothers Inc) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of all Registered Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Registered Notes by deductions from such payments. If no such bid quotations are available, then such payments will be made in the Specified Currency, unless the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case payment will be made as described in the next paragraph.

                  Except as set forth below with respect to payments in ECU, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture. If any payment in respect hereof is required to be made in European Currency Units ("ECU") and ECU is no longer used in the European Monetary System, then such payment shall be made in U.S. dollars until ECU is again so used. The amount of such payment in U.S. dollars shall be computed on the basis of the equivalent of the ECU in U.S. dollars as of the second Business Day prior to the date on which such payment is due. The equivalent of the ECU in U.S. dollars as of any date shall be determined by the Company or its agent on the following basis. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts that were components of the ECU as of the last date on which the ECU was used in the European Monetary System. The equivalent of the ECU in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Company or its agent on the basis of the most recently available Market Exchange Rates for such Components or as otherwise indicated on the face hereof. If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount of such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of the former component currency divided by the number of currencies into which such currency was divided.

                  If so specified on the face hereof, the Spread or Spread Multiplier on this Note may be reset by the Company on the date or dates specified on the face hereof (each an "Optional Reset Date"). Not later than 40 days prior to each Optional Reset Date, the Trustee will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the Spread or Spread Multiplier, and if so, (i) such new Spread or Spread Multiplier and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.

                  Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Reset Notice and establish a higher Spread or Spread Multiplier for the Subsequent Interest Period by causing the Trustee to mail notice of such higher Spread or Spread Multiplier to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Spread or Spread Multiplier is reset on an Optional Reset Date will bear such higher Spread or Spread Multiplier.

                  The Holder of this Note will have the option to elect repayment by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

                  If so specified on the face hereof, the Maturity of this Note may be extended at the option of the Company for the period or periods of whole years specified on the face hereof (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face hereof. If the Company exercises such option, the Trustee will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice") first class, postage prepaid indicating (i) the election of the Company to extend the Maturity, (ii) the new Stated Maturity, (iii) the Spread or Spread Multiplier applicable to the Extension Period, and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's mailing of the Extension Notice, the Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Notice.

                  Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Extension Notice and establish a higher Spread or Spread Multiplier for the Extension Period by causing the Trustee to mail notice of such higher Spread or Spread Multiplier, first class, postage prepaid to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Maturity is extended will bear such higher Spread or Spread Multiplier.

                  If the Company extends the Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days before the such old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth calendar day before the old Stated Maturity.

                  If so specified on the face hereof, the Company may, at its option, redeem this Note in whole, or from time to time in part, on or after the date designated as the Initial Redemption Date on the face hereof, at prices declining from a specified premium, if any, to par, together with accrued interest to the date of redemption. The Company may exercise such option by causing the Trustee to mail a notice of such redemption at least 30 but not more than 60 days prior to the date of redemption unless otherwise specified on the face hereof. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  If so specified on the face hereof, this Note will be repayable prior to Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof, together with accrued interest to the date of repayment. In order for this Note to be repaid, the Trustee must receive at least 30 but not more than 45 days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed; or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, this Note with form duly completed must be received by the Trustee by such fifth Business Day. Any tender of this Note for repayment (except pursuant to a Reset Notice or an Extension Notice) shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of the Note provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be cancelled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

                  This Note will not be subject to any sinking fund.

                  Notwithstanding anything herein to the contrary, if this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or (y) if so specified, the Bond Yield to Call set forth on the face hereof (computed in each case in accordance with generally accepted United States bond yield computation principles), provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

                  Unless otherwise specified on the face hereof, if this Note is a Floating Rate Note, this Note will bear interest from its Original Issue Date to the first Interest Reset Date (as defined below) at the Initial Interest Rate set forth on the face hereof. Thereafter, the interest rate hereon for each Interest Reset Period (as defined below) will be determined by reference to the Base Rate specified on the face hereof, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof. The Base Rates that may be specified on the face hereof are LIBOR, the Commercial Paper Rate, the Treasury Rate, the Federal Funds Rate, the CD Rate or any other Base Rate specified on the face hereof. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates" or any successor publication, published by the Board of Governors of the Federal Reserve System.

                  As specified on the face hereof, this Note may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period ("Maximum Interest Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period ("Minimum Interest Rate"). In addition to any Maximum Interest Rate that may be specified on the face hereof, the interest rate will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

                  The interest rate hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" specified on the face hereof, and the first day of each Interest Reset Period being an "Interest Reset Date"). Unless otherwise specified on the face hereof, the Interest Reset Dates will be, if this Note resets daily, each Business Day; if this Note (unless this Note is a Treasury Rate Note) resets weekly, Wednesday of each week; if this Note is a Treasury Rate Note that resets weekly, Tuesday of each week (except as provided below under "Determination of Treasury Rate"); if this Note resets monthly, the third Wednesday of each month; if this Note resets quarterly, the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, the third Wednesday of the two months of each year specified on the face hereof; and if this Note resets annually, the third Wednesday of the month of each year specified on the face hereof. If an Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

                  Unless otherwise specified on the face hereof, the interest payable hereon on each Interest Payment Date shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been paid, as the case may be, to but excluding such Interest Payment Date, provided, however, that if the interest rate is reset daily or weekly, the interest payable hereon shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been accrued and paid, as the case may be, to but excluding the Record Date immediately preceding such Interest Payment Date, except that, at Maturity, the interest payable will include interest accrued to, but excluding, the date of Maturity.

                  If more than one Interest Reset Date occurs during any period for which accrued interest is being calculated, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed, unless otherwise specified on the face hereof, by dividing the interest rate in effect on such day by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate or LIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate. In all other cases, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by the interest rate in effect during the period for which accrued interest is being calculated, and multiplying that product by the quotient obtained by dividing the number of days in the period for which accrued interest is being calculated by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate or LIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate. For purposes of making the foregoing calculations, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

                  Unless otherwise specified on the face hereof, all percentages resulting from any calculation of the rate of interest hereof will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

                  Unless otherwise specified on the face hereof, interest will be payable, if this Note resets daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, on the third Wednesday of the two months of each year specified on the face hereof; and if this Note resets annually, on the third Wednesday of the month of each year specified on the face hereof (each such day being an "Interest Payment Date"). If an Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day.

                  The Company has appointed and entered into an agreement with an agent (a "Calculation Agent") to calculate the interest rates on Floating Rate Notes. Unless otherwise specified on the face hereof, Citibank, N.A. shall be the Calculation Agent. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date. All determinations of interest rates by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof.

                  Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below.

Determination of CD Rate

                  If the Base Rate specified on the face hereof is the CD Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 p.m. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Certificates of Deposit". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity on the face hereof in a denomination of $5,000,000, provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the CD Rate for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

                  The "Calculation Date" pertaining to any CD Rate Determination Date shall be the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.


Determination of Commercial Paper Rate

                  If the Base Rate shown on the face hereof is the Commercial Paper Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published in H.15(519) under the heading "Commercial Paper". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day, (the "Calculation Date") then the Commercial Paper Rate for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Commercial Paper". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency, provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

                  "Money Market Yield" shall be the yield calculated in accordance with the following formula:

                            D x 360
Money Market Yield =                   x 100
                         360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the Index Maturity specified on the face hereof.

                  The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

Determination of Federal Funds Rate

                  If the Base Rate specified on the face hereof is the Federal

Funds Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and Spread or Spread Multiplier, if any, specified on the face hereof. The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If by 3:00 p.m., New York City time, on such Calculation Date, such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)", provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there is no such Interest Reset Period, the Initial Interest Rate). If this Note resets daily, the interest rate on this Note for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

                  The "Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

Determination of LIBOR

                  If the Base Rate specified on the face hereof is LIBOR, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof. "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent as follows:

                  (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Note will determine the arithmetic mean of the offered rates for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, which appear on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Designated LIBOR Page" means either (a) if "LIBOR Telerate" is designated on the face hereof, the display designated as page "3750" on the Dow Jones Telerate Service (or such other page as may replace page "3750" on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying the London interbank offered rates of major banks) or (b) if "LIBOR Reuters" is designated on the face hereof, the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates of major banks). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR will be determined as if LIBOR Telerate had been specified. If at least two such offered rates appear on the Designated LIBOR Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Note.

                  (ii) If fewer than two offered rates appear on the Designated LIBOR Page on such LIBOR Determination Date, the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered quotations for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the Specified Currency to leading European banks for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time, provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

Determination of Treasury Rate

                  If the Base Rate specified on the face hereof is the Treasury Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof, as published in H.15(519) under the heading "U.S. Government Securities-Treasury bills-auction average (investment)" or, if not so published by 3:00 p.m., New York City time, on the tenth calendar day after such Treasury Rate Determination Date (or, if such day is not a

Business Day, the next succeeding Business Day) (the "Calculation Date"), the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof, provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

                  The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Note whose Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

                  If "Constant Maturity" is specified in the applicable Pricing Supplement, the "Treasury Rate" for each Interest Reset Period will be the rate that is set forth in the Federal Reserve Board publication H.15(519) opposite the caption "U.S. Government/Securities/ Treasury Constant Maturities/" in the Index Maturity with respect to the applicable Constant Maturity Treasury Rate Determination Date (as defined below). If the H.15(519) is not published, the "Constant Maturity -- Treasury Rate" shall be the rate that was set forth on Telerate Page 7055, or its successor page (as determined by the Calculation Agent), on the applicable Constant Maturity Treasury Rate Determination Date opposite the applicable Index Maturity. If no such rate is set forth, then the constant Maturity Treasury Rate for such Interest Reset Period shall be established by the Calculation Agent as follows. The Calculation Agent will contact the Federal Reserve Board and request the Constant Maturity Treasury Rate, in the applicable Index Maturity, for the Constant Maturity Treasury Rate Determination Date. If the Federal Reserve Board does not provide such information, then the Constant Maturity Treasury Rate for such Interest Reset Date will be the arithmetic mean of bid-side quotations, expressed in terms of yield, reported by three leading U.S. government securities dealers (one of which may be Salomon Brothers Inc), according to their written records, as of

3:00 p.m. (New York City time) on the Constant Maturity Treasury Rate Determination Date, for the noncallable U.S. Treasury Note that is nearest in maturity to the Index Maturity, but not less than exactly the Index Maturity and for the noncallable U.S. Treasury Note that is nearest in maturity to the Index Maturity, but not more than exactly the Index Maturity. The Calculation Agent shall calculate the Constant Maturity Treasury Rate by interpolating to the Index Maturity based on an actual/actual date count basis, the yield on the two Treasury Notes selected. If the Calculation Agent cannot obtain three such adjusted quotations, the Constant Maturity Treasury Rate for such Interest Reset Date will be the arithmetic mean of all such quotations, or if only one such quotation is obtained, such quotation, obtained by the Calculation Agent. In all events, the Calculation Agent shall continue polling dealers until at least one adjusted yield quotation can be determined.

                  "The Constant Maturity Treasury Rate Determination Date" shall be the tenth Business Day prior to the Interest Reset Date for the applicable Interest Reset Period.

                  The "Calculation Date" pertaining to any Treasury Rate Determination Date or Constant Maturity Rate Determination Date, as applicable, shall be the tenth calendar day after such Treasury Rate Determination Date or Constant Maturity Rate Determination Date, as applicable, or, if such a day is not a Business Day, the next succeeding Business Day.

Indexed Notes

                  If this Note is an Indexed Note, then certain or all interest payments, in the case of an Indexed Rate Note, and/or the principal amount payable at Stated Maturity or earlier redemption or retirement, in the case of an Indexed Principal Note, is determined by reference to the amount designated on the face hereof as the Face Amount of this Note and by reference to the Index as described on the face hereof. If this Note is a Floating Rate Note or Indexed Rate Note that is also an Indexed Principal Note, the amount of any interest payment will be determined by reference to the Face Amount described on the face hereof unless otherwise specified. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If the determination of the Index is calculated or announced by a third party, which may be Salomon Brothers Inc or another affiliate of the Company, and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with policies in effect at the time this Note was issued and permitted changes described on the face hereof), then such Index shall be calculated for this Note's purposes by another third party, which may be Salomon Brothers Inc or another affiliate of the Company, selected by the Company subject to the same conditions and controls as applied to the original third party. If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed interest payments, if any, or any indexed principal amount of this Note shall be calculated in the manner described on the face hereof. Any determination of such third party shall in the absence of manifest error be binding on all parties.

                  As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Registered Notes of different authorized denominations, as requested by the Person surrendering the same.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Registered Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the Holder hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  If an Event of Default with respect to the Debt Securities of this series shall have occurred and be continuing, the principal of all the Debt Securities of this series may be declared due and payable in this manner and with the effect provided in the Indenture.

                  In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft, or destruction hereof (together with such indemnity and such other documents or proof as may be required by the Company or the Trustee) shall be delivered to the principal corporate trust office of the Trustee, a new Registered Note of like tenor and principal amount will be issued by the Company in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Registered Note shall be borne by the Holder of this Note.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of Debt Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon the Debt Security.

                  Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Note except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and the coin or currency, herein prescribed.

                  This Note shall be deemed to be a contract made and to be performed solely in the State of New York and for all purposes be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

                  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.



                                 ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -as tenants in common      UNIF GIFT MIN ACT ________Custodian________
TEN ENT -as tenants by the                            (Cust)           (Minor)
         entireties
JT ENT  -as joint tenants with     Under Uniform Gifts to Minors Act
         right of survivorship
         and not as tenants in     ----------------------------------
         common                                  (State)

    Additional abbreviations may also be used though not in the above list

                 --------------------------------------------

                           OPTION TO ELECT REPAYMENT


         The undersigned hereby irrevocably requests and instructs the Company to repay $__________ principal amount of the within Note, pursuant to its terms, on the "Optional Repayment Date" first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date or repayment, to the undersigned at:

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
          (Please Print or Type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note.

         For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Trustee at, if delivery is by hand, 130 John Street, Street Level, New York, New York or, if delivery is by mail, 450 West 33rd Street, Attention: Corporate Trust Department, New York, New York 10001.


Dated:                       _________________________________________
                             Note:  The signature to this Option to Elect
                             Repayment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.



              FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s)
                and transfer(s) unto


     Please insert Social Security or Other
       Identifying Number of Assignee




                             ----------------------------------------

- ---------------------------------------------------------------------------
     Please Print or Type Name and Address Including Zip Code of Assignee

- ---------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney
- -------------------------------------------------------------------
to transfer such Note on the books of Salomon Inc with full power of substitution in the premises.

Dated:
      -----------      ----------------------------------------------------
                       Signature

                       ----------------------------------------------------
                                  NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the Note in every particular, without alteration or enlargement or any change whatsoever



                        FORM OF SERIES D FIXED RATE NOTE

REGISTERED                                              PRINCIPAL AMOUNT
                                                        OR FACE AMOUNT

                                  SALOMON INC

No. FX-
                         MEDIUM-TERM NOTE, SERIES D

                               (FIXED RATE)                        CUSIP

                 Due More Than Nine Months from Date of Issue

IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES

Issue Price:                                     Original Issue Date:

Specified Currency:
         (If other than U.S. Dollars)

         Authorized Denominations:
          (If other than as set forth in the Prospectus
          Supplement)

Interest Payment Dates:
          (If other than as set forth in the Prospectus Supplement)

         Indexed Principal Note:    / / Yes (see attached)    / / No

Interest Rate:                              Stated Maturity:

Interest Rate Reset:                / / The Interest Rate may not be
                                        changed prior to Stated Maturity.

                                    / / The Interest Rate may be changed prior
                                        to Stated Maturity (see attached)

Optional Reset Dates (if applicable):

Amortizing Note:         / / Yes       / / No

         Amortization Schedule:

Optional Redemption:     / / Yes      / / No

         Optional Redemption Dates:

         Redemption Prices:

Bond Yield to Maturity:


Bond Yield to Call:

Optional Repayment:     / / Yes      / / No

         Optional Repayment Dates:

         Optional Repayment Prices:

Optional Extension of Stated Maturity:      / / Yes      / / No

         Final Maturity:

Discount Note:    / / Yes      / / No

         Total Amount of OID:

         Yield to Maturity:



                  SALOMON INC, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received hereby promises to pay CEDE & Co. or registered assigns, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein and (b) to pay accrued interest on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount, then outstanding) at the Interest Rate shown above from the Original Issue Date shown above or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 of each year and at Maturity, until, in either case, the Principal Amount then outstanding or the Face Amount is paid or duly provided for in accordance with the terms hereof. Interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which, in the case of interest payable on a March 15, or September 15 (other than interest payable at Maturity) shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date and, in the case of interest payable at Maturity, shall be the Stated Maturity of this Note. Notwithstanding the foregoing, if this Note is issued between a Regular Record Date and the related Interest Payment Date, the interest so payable for the period from the Original Issue Date to such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Registered Holder hereof on the related Regular Record Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Registered Holder hereof on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to be closed in (i) The City of New York or (ii) if the Specified Currency shown above (as defined below) is other than U.S. dollars, the financial center of the country issuing such Specified Currency (which, in the case of ECU, shall be Brussels, Belgium).

                  If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

                  The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above. If the Specified Currency shown above is other than U.S. dollars, the Company will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof. The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written notice to the Trustee not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Trustee received not later than fifteen calendar days prior to the applicable payment date. If the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available for making such payments.

                  Payments of interest in U.S. dollars (other than interest payable at Maturity) will be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register on the applicable Record Date, provided that, if the Holder hereof is the Holder of U.S. $10,000,000 (or the equivalent thereof in a currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Registered Notes of like tenor and term, such U.S. dollar interest payments will be made by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee not less than fifteen calendar days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Trustee and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States. The principal hereof and any premium and interest hereon payable at Maturity will be paid in immediately available funds upon surrender of this Note at the corporate trust office or agency of the Trustee located in the City and State of New York.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

                  This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as Trustee.



                  IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                  SALOMON INC


                                  By_____________________________
                                    Senior Vice President

[Seal]
                                  Attest_________________________
                                        Secretary


                         CERTIFICATE OF AUTHENTICATION

     This is one of the Notes issued under the within-mentioned Indenture.

                                  CITIBANK, N.A.,
                                    as Trustee


                                  By_____________________________
                                    Authorized Signatory



                                  SALOMON INC
                          MEDIUM-TERM NOTE, SERIES D
                                 (FIXED RATE)

                  This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture dated as of December 1, 1988 (the "Indenture") between the Company and Citibank, N.A., as trustee (the "Trustee", which term includes any successor Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

                  Unless otherwise specified on the face hereof, the authorized denominations of Registered Notes denominated in U.S. dollars will be U.S.$1,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Registered Notes denominated in a currency other than U.S. dollars will be as set forth on the respective faces thereof.

                  Each Registered Note will be issued initially as either a Book-Entry Note or a Certificated Note. Only Registered Notes denominated and payable in U.S. dollars may be issued as Book-Entry Notes, and such Notes will not be exchangeable for Certificated Notes and, except as otherwise provided in the Indenture, will not otherwise be issuable as Certificated Notes.

                  If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Company or its agent based on the highest firm bid quotation expressed in U.S. dollars received by the Company or its agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York selected by the Company or its agent (one of which may be Salomon Brothers Inc) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of all Registered Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Registered Notes by deductions from such payments. If no such bid quotations are available, then such payments will be made in the Specified Currency, unless the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case payment will be made as described in the next paragraph.

                  Except as set forth below with respect to payments in ECU, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture. If any payment in respect hereof is required to be made in European Currency Units ("ECU") and ECU is no longer used in the European Monetary System, then such payment shall be made in U.S. dollars until ECU is again so used. The amount of such payment in U.S. dollars shall be computed on the basis of the equivalent of the ECU in U.S. dollars as of the second Business Day prior to the date on which such payment is due. The equivalent of the ECU in U.S. dollars as of any date shall be determined by the Company or its agent on the following basis. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts that were components of the ECU as of the last date on which the ECU was used in the European Monetary System. The equivalent of the ECU in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Company or its agent on the basis of the most recently available Market Exchange Rates for such Components or as otherwise indicated on the face hereof. If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

                  The interest payable hereon on each Interest Payment Date shall include interest accrued through the day before such Interest Payment Date.

                  If so specified on the face hereof, the interest rate on this Note may be reset by the Company on the date or dates specified on the face hereof (each an "Optional Reset Date"). Not later than 40 days prior to each Optional Reset Date, the Trustee will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the interest rate, and if so, (i) such new interest rate, and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.

                  Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the interest rate provided for in the Reset Notice and establish a higher interest rate for the Subsequent Interest Period by causing the Trustee to mail notice of such higher interest rate to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the interest rate is reset on an Optional Reset Date will bear such higher interest rate.

                  The Holder of this Note will have the option to elect repayment by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

                  If so specified on the face hereof, the Maturity of this Note may be extended at the option of the Company for the period or periods of whole years specified on the face hereof, (each an "Extension Period"), up to but not beyond the date (the "Final Maturity") set forth on the face hereof. If the Company exercises such option, the Trustee will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice"), first class, postage prepaid indicating (i) the election of the Company to extend the Maturity, (ii) the new Stated Maturity, (iii) the interest rate applicable to the Extension Period, and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's mailing of the Extension Notice, the Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Notice.

                  Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to mail notice of such higher interest rate, first class, postage prepaid, to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Maturity is extended will bear such higher interest rate.

                  If the Company extends the Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on the old Stated Maturity once the Company has extended the Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to the old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the old Stated Maturity.

                  If so specified on the face hereof, the Company may, at its option, redeem this Note in whole, or from time to time in part, on or after the date designated as the Initial Redemption Date on the face hereof, at prices declining from a specified premium, if any, to par, together with accrued interest to the date of redemption. The Company may exercise such option by causing the Trustee to mail a notice of such redemption at least 30 but not more than 60 days prior to the date of redemption. In the event of redemption of this
Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  If so specified on the face hereof, this Note will be repayable prior to Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof, together with accrued interest to the date of repayment. In order for this Note to be repaid, the Trustee must receive at least 30 but not more than 45 days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed; or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, this Note with form duly completed must be received by the Trustee by such fifth Business Day. Any tender of this Note for Repayment (except pursuant to a Reset Notice or an Extension Notice) shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of the Note provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be cancelled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

                  This Note will not be subject to any sinking fund.

                  Notwithstanding anything herein to the contrary, if this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price), shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or (y) if so specified, the Bond Yield to Call set forth on the face hereof (computed in each case in accordance with generally accepted United States bond yield computation principles), provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

                  If this Note is an Indexed Principal Note, then the principal amount payable at Stated Maturity or earlier redemption or retirement, is determined by reference to the amount designated on the face hereof as the Face Amount of this Note and by reference to the Index as described on the face hereof. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If the determination of the Index is calculated or announced by a third party, which may be Salomon Brothers Inc or another affiliate of the Company and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with policies in effect at the time this Note was issued and permitted changes described on the face hereof), then such Index shall be calculated for this Note's purposes by another third party selected by the Company, which may be Salomon Brothers Inc or another affiliate of the Company subject to the same conditions and controls as applied to the original third party. If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then any indexed principal amount of this Note shall be calculated in the manner described on the face hereof. Any determination of such third party shall in the absence of manifest error be binding on all parties.

                  As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Registered Notes of different authorized denominations, as requested by the Person surrendering the same.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Registered Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or of the Trustee may treat the person in whose name this Note is registered as the Holder hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor such agent shall be affected by notice to the contrary.


                  If an event of Default with respect to the Debt Securities of the series shall have occurred and be continuing, the principal of all the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft or destruction hereof (together with such indemnity and such other documents or proof as may be required by the Company or the Trustee) shall be delivered to the principal corporate trust office of the Trustee, a new Registered Note of like tenor and principal amount will be issued by the Company in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Registered Note shall be borne by the Holder of this Note.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Debt Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time Outstanding, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

                  Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Debt Securities except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  This Note shall be deemed to be a contract made and to be performed solely in the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

                  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.



                                 ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -as tenants in common      UNIF GIFT MIN ACT ________Custodian________
TEN ENT -as tenants by the                            (Cust)           (Minor)
         entireties
JT ENT  -as joint tenants with     Under Uniform Gifts to Minors Act
         right of survivorship
         and not as tenants in                       -------------------------
         common                                                (State)

    Additional abbreviations may also be used though not in the above list

                 --------------------------------------------

                           OPTION TO ELECT REPAYMENT


         The undersigned hereby irrevocably requests and instructs the Company to repay $__________ principal amount of the within Note, pursuant to its terms, on the "Optional Repayment Date" first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date or repayment, to the undersigned at:

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
          (Please Print or Type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note.

         For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Trustee at, if delivery is by hand, 130 John Street, Street Level, New York, New York or, if delivery is by mail, 450 West 33rd Street, Attention: Corporate Trust Department, New York, New York 10001.


Dated:                       _________________________________________
                             Note:  The signature to this Option to Elect
                             Repayment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.



              FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s)
                and transfer(s) unto


     Please insert Social Security or Other
       Identifying Number of Assignee




                             ----------------------------------------

- ---------------------------------------------------------------------------
     Please Print or Type Name and Address Including Zip Code of Assignee

- ---------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney
- -------------------------------------------------------------------
to transfer such Note on the books of Salomon Inc with full power of substitution in the premises.

Dated:
      -----------      ----------------------------------------------------
                       Signature

                       ----------------------------------------------------
                                  NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the Note in every particular, without alteration or enlargement or any change whatsoever



              FORM OF SERIES E FLOATING RATE OR INDEXED RATE NOTE

REGISTERED                                                 PRINCIPAL AMOUNT OR
                                                           FACE AMOUNT

NO. FL___
                                  SALOMON INC
                          MEDIUM-TERM NOTE, SERIES E
                          (FLOATING OR INDEXED RATE)                  CUSIP

                 Due More Than Nine Months from Date of Issue

                  IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

Issue Price:                                         Original Issue Date:

Initial Interest Rate:                               Stated Maturity:

Specified Currency:
         (If other than U.S. dollars)

         Authorized Denominations:
                  (If other than as set forth in the Prospectus Supplement)

Base Rate:        / / CD Rate   / / Commercial Paper   / / Federal Funds Rate
                  / / LIBOR Telerate   / / LIBOR Reuters   / / Treasury Rate
                  / / Treasury Rate Constant Maturity   / / Other (see attached)

Interest Reset Period                                Index Maturity:
or Interest Reset Dates:

Interest Payment Dates:
                  (If other than as set forth in the Prospectus Supplement)

Indexed Principal Note:   / / Yes (see attached)    / / No

Floating Rate:    / / Indexed Interest Rate:    / / (see attached)

Spread Multiplier:                                  Spread (+/-):

Spread Reset:   / / The Spread or Spread Multiplier may not be changed prior to
                    Stated Maturity.

                / / The Spread or Spread Multiplier may be changed prior to
                    Stated Maturity (see attached).

Optional Reset Dates (if applicable):

Maximum Interest Rate:                             Minimum Interest Rate:

Amortizing Note:   / / Yes    / / No


                  Amortization Schedule:

Optional Redemption:   / / Yes  / / No

                  Optional Redemption Dates:

                  Redemption Prices:

Bond Yield to Maturity:

Bond Yield to Call:

Optional Repayment:   / / Yes  / / No

                  Optional Repayment Dates:

                  Optional Repayment Prices:

Optional Extension of Stated Maturity:   / / Yes    / / No

                  Final Maturity:

Discount Note:   / / Yes    / / No

                  Total Amount of OID:

                  Yield to Maturity:



                  SALOMON INC, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company") for value received hereby promises to pay CEDE & Co. or registered assigns, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described above, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) to pay accrued interest
(i) if this is a Floating Rate Note, on the Principal Amount then outstanding (or, in the case of an Indexed Principal Note, the Face Amount then outstanding) at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Base Rate shown above, adjusted by the Spread or Spread Multiplier, if any, shown above, determined in accordance with the provisions on the reverse hereof, or (ii) if this is an Indexed Rate Note, on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount then outstanding, at a rate determined by reference to an Index as described above, until, in either case, the Principal Amount then outstanding or the Face Amount is paid or duly provided for in accordance with the terms hereof. The interest so payable, and punctually paid or duly provided for, on each Interest Payment Date specified herein will, as provided in the Indenture referred to below, be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which, in the case of any Interest Payment Date shall be the date (whether or not a Business Day), fifteen calendar days immediately preceding such Interest Payment Date and, in the case of interest payable at Maturity shall be the Stated Maturity of this Note. Notwithstanding the foregoing, if this Note is issued between a Regular Record Date and the related Interest Payment Date, the interest so payable for the period from the Original Issue Date to such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Registered Holder hereof on the related Regular Record Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Registered Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is (a) not a day on which banking institutions are authorized or required by law or regulation to be closed in (i) The City of New York or (ii) if the Specified Currency shown above (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which, in the case of ECU, shall be Brussels, Belgium) and
(b) if the Base Rate specified above is LIBOR, a London Banking Day. "London Banking Day" means any day on which dealings in deposits in the Specified Currency are transacted in the London interbank market.


                  The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness as defined in the Indenture, and this Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as his attorney-in-fact for any and all such purposes.

                  If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

                  The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above. If the Specified Currency shown above is other than U.S. dollars, the Company will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof. The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written notice to the Trustee not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Trustee received not later than fifteen calendar days prior to the applicable payment date. If the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available for making such payments.

                  Payments of interest in U.S. dollars (other than interest payable at Maturity) will be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register on the applicable Record Date, provided that, if the Holder hereof is the Holder of U.S. $10,000,000 (or the equivalent thereof in a currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Registered Notes of like tenor and term, such U.S. dollar interest payments will be made by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee not less than fifteen calendar days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Trustee and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States. The principal hereof and any premium and interest hereon payable at Maturity will be paid in immediately available funds upon surrender of this Note at the corporate trust office or agency of the Trustee located in the City and State of New York.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

                  This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Bankers Trust Company, or its successor, as Trustee.

                  IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:
                                       SALOMON INC


                                       By______________________________
                                         Senior Vice President
[Seal]

                                       Attest__________________________
                                             Secretary


                         CERTIFICATE OF AUTHENTICATION

This is one of the Notes issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                         as Trustee


                                       By______________________________
                                         Authorized Signatory



                                  SALOMON INC
                          MEDIUM-TERM NOTE, SERIES E
                          (FLOATING OR INDEXED RATE)

                  This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture, dated as of December 1, 1988 (the "Indenture") between the Company and Bankers Trust Company, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture) to which indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

                  Unless otherwise specified above, the authorized denominations of Registered Notes denominated in U.S. dollars will be U.S.$1,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Registered Notes denominated in a currency other than U.S. dollars will be as set forth on the respective faces thereof.

                  Each Registered Note will be issued initially as either a Book-Entry Note or, if so specified above, a Certificated Note. Only Registered Notes denominated and payable in U.S. dollars may be issued as Book-Entry Notes and such Notes will not be exchangeable for Certificated Notes and, except as otherwise provided in the Indenture, will not otherwise be issuable as Certificated Notes.

                  If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Company or its agent based on the highest firm bid quotation expressed in U.S. dollars received by the Company or its agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted) from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York selected by the Company or its agent (one of which may be Salomon Brothers Inc) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of all Registered Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Registered Notes by deductions from such payments. If no such bid quotations are available, then such payments will be made in the Specified Currency, unless the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case payment will be made as described in the next paragraph.

                  Except as set forth below with respect to payments in ECU, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture. If any payment in respect hereof is required to be made in European Currency Units ("ECU") and ECU is no longer used in the European Monetary System, then such payment shall be made in U.S. dollars until ECU is again so used. The amount of such payment in U.S. dollars shall be computed on the basis of the equivalent of the ECU in U.S. dollars as of the second Business Day prior to the date on which such payment is due. The equivalent of the ECU in U.S. dollars as of any date shall be determined by the Company or its agent on the following basis. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts that were components of the ECU as of the last date on which the ECU was used in the European Monetary System. The equivalent of the ECU in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Company or its agent on the basis of the most recently available Market Exchange Rates for such Components or as otherwise indicated on the face hereof. If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount of such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of the former component currency divided by the number of currencies into which such currency was divided.

                  If so specified on the face hereof, the Spread or Spread Multiplier on this Note may be reset by the Company on the date or dates specified on the face hereof (each an "Optional Reset Date"). Not later than 40 days prior to each Optional Reset Date, the Trustee will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the Spread or Spread Multiplier, and if so, (i) such new Spread or Spread Multiplier and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.

                   Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Reset Notice and establish a higher Spread or Spread Multiplier for the Subsequent Interest Period by causing the Trustee to mail notice of such higher Spread or Spread Multiplier to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Spread or Spread Multiplier is reset on an Optional Reset Date will bear such higher Spread or Spread Multiplier.

                  The Holder of this Note will have the option to elect repayment by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

                  If so specified on the face hereof, the Maturity of this Note may be extended at the option of the Company for the period or periods of whole years specified on the face hereof (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face hereof. If the Company exercises such option, the Trustee will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice") first class, postage prepaid indicating (i) the election of the Company to extend the Maturity, (ii) the new Stated Maturity, (iii) the Spread or Spread Multiplier applicable to the Extension Period, and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's mailing of the Extension Notice, the Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Notice.

                  Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Extension Notice and establish a higher Spread or Spread Multiplier for the Extension Period by causing the Trustee to mail notice of such higher Spread or Spread Multiplier, first class, postage prepaid to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Maturity is extended will bear such higher Spread or Spread Multiplier.

                  If the Company extends the Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days before the such old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth calendar day before the old Stated Maturity.

                  If so specified on the face hereof, the Company may, at its option, redeem this Note in whole, or from time to time in part, on or after the date designated as the Initial Redemption Date on the face hereof, at prices declining from a specified premium, if any, to par, together with accrued interest to the date of redemption. The Company may exercise such option by causing the Trustee to mail a notice of such redemption at least 30 but not more than 60 days prior to the date of redemption unless otherwise specified on the face hereof. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  If so specified on the face hereof, this Note will be repayable prior to Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof, together with accrued interest to the date of repayment. In order for this Note to be repaid, the Trustee must receive at least 30 but not more than 45 days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed; or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, this Note with form duly completed must be received by the Trustee by such fifth Business Day. Any tender of this Note for repayment (except pursuant to a Reset Notice or an Extension Notice) shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of the Note provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be cancelled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

                  This Note will not be subject to any sinking fund.

                  Notwithstanding anything herein to the contrary, if this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or (y) if so specified, the Bond Yield to Call set forth on the face hereof (computed in each case in accordance with generally accepted United States bond yield computation principles), provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

                  Unless otherwise specified on the face hereof, if this Note is a Floating Rate Note, this Note will bear interest from its Original Issue Date to the first Interest Reset Date (as defined below) at the Initial Interest Rate set forth on the face hereof. Thereafter, the interest rate hereon for each Interest Reset Period (as defined below) will be determined by reference to the Base Rate specified on the face hereof, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof. The Base Rates that may be specified on the face hereof are LIBOR, the Commercial Paper Rate, the Treasury Rate, the Federal Funds Rate, the CD Rate or any other Base Rate specified on the face hereof. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates" or any successor publication, published by the Board of Governors of the Federal Reserve System.

                  As specified on the face hereof, this Note may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period ("Maximum Interest Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period ("Minimum Interest Rate"). In addition to any Maximum Interest Rate that may be specified on the face hereof, the interest rate will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

                  The interest rate hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" specified on the face hereof, and the first day of each Interest Reset Period being an "Interest Reset Date"). Unless otherwise specified on the face hereof, the Interest Reset Dates will be, if this Note resets daily, each Business Day; if this Note (unless this Note is a Treasury Rate Note) resets weekly, Wednesday of each week; if this Note is a Treasury Rate Note that resets weekly, Tuesday of each week (except as provided below under "Determination of Treasury Rate"); if this Note resets monthly, the third Wednesday of each month; if this Note resets quarterly, the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, the third Wednesday of the two months of each year specified on the face hereof; and if this Note resets annually, the third Wednesday of the month of each year specified on the face hereof. If an Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

                  Unless otherwise specified on the face hereof, the interest payable hereon on each Interest Payment Date shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been paid, as the case may be, to but excluding such Interest Payment Date, provided, however, that if the interest rate is reset daily or weekly, the interest payable hereon shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been accrued and paid, as the case may be, to but excluding the Record Date immediately preceding such Interest Payment Date, except that, at Maturity, the interest payable will include interest accrued to, but excluding, the date of Maturity.

                  If more than one Interest Reset Date occurs during any period for which accrued interest is being calculated, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed, unless otherwise specified on the face hereof, by dividing the interest rate in effect on such day by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate or LIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate. In all other cases, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by the interest rate in effect during the period for which accrued interest is being calculated, and multiplying that product by the quotient obtained by dividing the number of days in the period for which accrued interest is being calculated by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate or LIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate. For purposes of making the foregoing calculations, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

                  Unless otherwise specified on the face hereof, all percentages resulting from any calculation of the rate of interest hereof will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

                  Unless otherwise specified on the face hereof, interest will be payable, if this Note resets daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, on the third Wednesday of the two months of each year specified on the face hereof; and if this Note resets annually, on the third Wednesday of the month of each year specified on the face hereof (each such day being an "Interest Payment Date"). If an Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day.

                  The Company has appointed and entered into an agreement with an agent (a "Calculation Agent") to calculate the interest rates on Floating Rate Notes. Unless otherwise specified on the face hereof, Bankers Trust Company shall be the Calculation Agent. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date. All determinations of interest rates by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof.

                   Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below.

Determination of CD Rate

                  If the Base Rate specified on the face hereof is the CD Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 p.m. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Certificates of Deposit". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity on the face hereof in a denomination of $5,000,000, provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the CD Rate for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

                  The "Calculation Date" pertaining to any CD Rate Determination Date shall be the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.


Determination of Commercial Paper Rate

                  If the Base Rate shown on the face hereof is the Commercial Paper Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published in H.15(519) under the heading "Commercial Paper". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day (the "Calculation Date"), then the Commercial Paper Rate for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Commercial Paper". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency, provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

                  "Money Market Yield" shall be the yield calculated in accordance with the following formula:

                                     D x  360
            Money Market Yield =                 x 100
                                  360 - (D x  M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the Index Maturity specified on the face hereof.

                  The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

Determination of Federal Funds Rate

                  If the Base Rate specified on the face hereof is the Federal

Funds Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and Spread or Spread Multiplier, if any, specified on the face hereof. The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If by 3:00 p.m., New York City time, on such Calculation Date, such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)", provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there is no such Interest Reset Period, the Initial Interest Rate). If this Note resets daily, the interest rate on this Note for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

                  The "Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

Determination of LIBOR

                  If the Base Rate specified on the face hereof is LIBOR, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof. "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent as follows:

                           (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Note will determine the arithmetic mean of the offered rates for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, which appear on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Designated LIBOR Page" means either
         (a) if "LIBOR Telerate" is designated on the face hereof, the display designated as page "3750" on the Dow Jones Telerate Service (or such other page as may replace page "3750" on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying the London interbank offered rates of major banks) or (b) if "LIBOR Reuters" is designated on the face hereof, the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates of major banks). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR will be determined as if LIBOR Telerate had been specified. If at least two such offered rates appear on the Designated LIBOR Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Note.

                      (ii) If fewer than two offered rates appear on the Designated LIBOR Page on such LIBOR Determination Date, the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered quotations for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the Specified Currency to leading European banks for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time, provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

Determination of Treasury Rate

                  If the Base Rate specified on the face hereof is the Treasury Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof, as published in H.15(519) under the heading "U.S. Government Securities-Treasury bills-auction average (investment)" or, if not so published by 3:00 p.m., New York City time, on the tenth calendar day after such Treasury Rate Determination Date (or, if such day is not a

Business Day, the next succeeding Business Day) (the "Calculation Date"), the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof, provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

                  The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Note whose Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

                  If "Constant Maturity" is specified in the applicable Pricing Supplement, the "Treasury Rate" for each interest Reset Period will be the rate that is set forth in the Federal Reserve Board publication H.15(519) opposite the caption "U.S. Government/Securities/ Treasury Constant Maturities/" in the Index Maturity with respect to the applicable Constant Maturity Treasury Rate Determination Date (as defined below). If the H.15(519) is not published, the "Constant Maturity -- Treasury Rate" shall be the rate that was set forth on Telerate Page 7055, or its successor page (as determined by the Calculation Agent), on the applicable Constant Maturity Treasury Rate Determination Date opposite the applicable Index Maturity. If no such rate is set forth, then the constant Maturity Treasury Rate for such Interest Reset Period shall be established by the Calculation Agent as follows. The Calculation Agent will contact the Federal Reserve Board and request the Constant Maturity Treasury Rate, in the applicable Index Maturity, for the Constant Maturity Treasury Rate Determination Date. If the Federal Reserve Board does not provide such information, then the Constant Maturity Treasury Rate for such Interest Reset Date will be the arithmetic mean of bid-side quotations, expressed in terms of yield, reported by three leading U.S. government securities dealers (one of which may be Salomon Brothers Inc), according to their written records, as of

3:00 p.m. (New York City time) on the Constant Maturity Treasury Rate Determination Date, for the noncallable U.S. Treasury Note that is nearest in maturity to the Index Maturity, but not less than exactly the Index Maturity and for the noncallable U.S. Treasury Note that is nearest in maturity to the Index Maturity, but not more than exactly the Index Maturity. The Calculation Agent shall calculate the Constant Maturity Treasury Rate by interpolating to the Index Maturity based on an actual/actual date count basis, the yield on the two Treasury Notes selected. If the Calculation Agent cannot obtain three such adjusted quotations, the Constant Maturity Treasury Rate for such Interest Reset Date will be the arithmetic mean of all such quotations, or if only one such quotation is obtained, such quotation, obtained by the Calculation Agent. In all events, the Calculation Agent shall continue polling dealers until at least one adjusted yield quotation can be determined.

                  The "Constant Maturity Treasury Rate Determination Date" shall be the tenth Business Day prior to the Interest Reset Date for the applicable Interest Reset Period.

                  The "Calculation Date" pertaining to any Treasury Rate Determination Date or Constant Maturity Rate Determination Date, as applicable, shall be the tenth calendar day after such Treasury Rate Determination Date or Constant Maturity Rate Determination Date, as applicable, or, if such a day is not a Business Day, the next succeeding Business Day.

Indexed Notes

                  If this Note is an Indexed Note, then certain or all interest payments, in the case of an Indexed Rate Note, and/or the principal amount payable at Stated Maturity or earlier redemption or retirement, in the case of an Indexed Principal Note, is determined by reference to the amount designated on the face hereof as the Face Amount of this Note and by reference to the Index as described on the face hereof. If this Note is a Floating Rate Note or Indexed Rate Note that is also an Indexed Principal Note, the amount of any interest payment will be determined by reference to the Face Amount described on the face hereof unless otherwise specified. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If the determination of the Index is calculated or announced by a third party, which may be Salomon Brothers Inc or another affiliate of the Company, and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with policies in effect at the time this Note was issued and permitted changes described on the face hereof), then such Index shall be calculated for this Note's purposes by another third party, which may be Salomon Brothers Inc or another affiliate of the Company, selected by the Company subject to the same conditions and controls as applied to the original third party. If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed interest payments, if any, or any indexed principal amount of this Note shall be calculated in the manner described on the face hereof. Any determination of such third party shall in the absence of manifest error be binding on all parties.

                  As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Registered Notes of different authorized denominations, as requested by the Person surrendering the same.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Registered Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the Holder hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  If an Event of Default with respect to the Debt Securities of this series shall have occurred and be continuing, the principal of all the Debt Securities of this series may be declared due and payable in this manner and with the effect provided in the Indenture.

                  In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft, or destruction hereof (together with such indemnity and such other documents or proof as may be required by the Company or the Trustee) shall be delivered to the principal corporate trust office of the Trustee, a new Registered Note of like tenor and principal amount will be issued by the Company in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Registered Note shall be borne by the Holder of this Note.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of Debt Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon the Debt Security.

                  Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Note except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and the coin or currency, herein prescribed.

                  This Note shall be deemed to be a contract made and to be performed solely in the State of New York and for all purposes be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

                  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.




                                 ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -as tenants in common      UNIF GIFT MIN ACT ________Custodian________
TEN ENT -as tenants by the                            (Cust)           (Minor)
         entireties
JT ENT  -as joint tenants with               Under Uniform Gifts to Minors Act
         right of survivorship
         and not as tenants in                       -------------------------
         common                                                (State)

    Additional abbreviations may also be used though not in the above list

                 --------------------------------------------

                           OPTION TO ELECT REPAYMENT


         The undersigned hereby irrevocably requests and instructs the Company to repay $__________ principal amount of the within Note, pursuant to its terms, on the "Optional Repayment Date" first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date or repayment, to the undersigned at:

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
          (Please Print or Type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note.

         For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Trustee at, if delivery is by hand, 130 John Street, Street Level, New York, New York or, if delivery is by mail, 450 West 33rd Street, Attention: Corporate Trust Department, New York, New York 10001.


Dated:                       _________________________________________
                             Note:  The signature to this Option to Elect
                             Repayment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.



              FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s)
                and transfer(s) unto


     Please insert Social Security or Other
       Identifying Number of Assignee




                             ----------------------------------------

- ---------------------------------------------------------------------------
     Please Print or Type Name and Address Including Zip Code of Assignee

- ---------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney
- -------------------------------------------------------------------
to transfer such Note on the books of Salomon Inc with full power of substitution in the premises.

Dated:
      -----------      ----------------------------------------------------
                       Signature

                       ----------------------------------------------------
                                  NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the Note in every particular, without alteration or enlargement or any change whatsoever







                       FORM OF SERIES E FIXED RATE NOTE
REGISTERED                                                PRINCIPAL AMOUNT
                                                          OR FACE AMOUNT

                                  SALOMON INC

No.  FX-                    MEDIUM-TERM NOTE, SERIES E
                                 (FIXED RATE)             CUSIP

                 Due More Than Nine Months from Date of Issue

IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES

Issue Price:                                              Original Issue Date:
Specified Currency:
       (If other than U.S. Dollars)

       Authorized Denominations:
       (If other than as set forth in the
       Prospectus Supplement)

Interest Payment Dates:
       (If other than as set forth in the
       Prospectus Supplement)

       Indexed Principal Note:            |_|   Yes  (see attached)   |_|   No

Interest Rate:                                                Stated Maturity:

Interest Rate Reset:           |_|          The Interest Rate may not be
                                            changed prior to Stated Maturity.

                               |_| The Interest Rate may be changed prior to Stated Maturity
                                            (see attached)

Optional Reset Dates (if applicable):

Amortizing Note:                    |_|   Yes      |_|   No

         Amortization Schedule:






Optional Redemption:                |_|   Yes      |_|   No

         Optional Redemption Dates:


         Redemption Prices:

Bond Yield to Maturity:

Bond Yield to Call:

Optional Repayment:                 |_|   Yes      |_|   No

         Optional Repayment Dates:

         Optional Repayment Prices:

Optional Extension of Stated Maturity:             |_|   Yes      |_|   No

         Final Maturity:

Discount Note:                      |_|   Yes      |_|   No

         Total Amount of OID:

         Yield to Maturity:







                  SALOMON INC, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received hereby promises to pay CEDE & Co. or registered assigns, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) to pay accrued interest on said Principal Amount outstanding (or in the case of an Indexed Principal Note, the Face Amount then outstanding) at the Interest Rate shown above from the Original Issue Date shown above or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 of each year and at Maturity, until, in either case, the Principal Amount then outstanding or the Face Amount is paid or duly provided for in accordance with the terms hereof. Interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which, in the case of interest payable on a March 15, or September 15 (other than interest payable at Maturity) shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date and, in the case of interest payable at

Maturity, shall be the Stated Maturity of this Note. Notwithstanding the foregoing, if this Note is issued between a Regular Record Date and the related Interest Payment Date, the interest so payable for the period from the Original Issue Date to such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Registered Holder hereof on the related Regular Record Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Registered Holder hereof on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to be closed in (i) The City of New York or (ii) if the Specified Currency shown above (as defined below) is other than U.S. dollars, the financial center of the country issuing such Specified Currency (which, in the case of ECU, shall be Brussels, Belgium).

                  The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness as defined in the Indenture, and this Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as his attorney-in-fact for any and all such purposes.

                  If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

                  The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above. If the Specified Currency shown above is other than U.S. dollars, the Company will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof. The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written notice to the Trustee not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Trustee received not later than fifteen calendar days prior to the applicable payment date. If the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available for making such payments.

                  Payments of interest in U.S. dollars (other than interest payable at Maturity) will be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register on the applicable Record Date, provided that, if the Holder hereof is the Holder of U.S. $10,000,000 (or the equivalent thereof in a currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Registered Notes of like tenor and term, such U.S. dollar interest payments will be made by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee not less than fifteen calendar days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Trustee and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States. The principal hereof and any premium and interest hereon payable at Maturity will be paid in immediately available funds upon surrender of this Note at the corporate trust office or agency of the Trustee located in the City and State of New York.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

                  This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Bankers Trust Company, or its successor, as Trustee.

                  IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                  SALOMON INC



                                  By
                                    ----------------------------------------
                                    Senior Vice President


[Seal]


                                  Attest
                                        -----------------------------------
                                        Secretary




                         CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes issued under the within-mentioned Indenture.

                                  BANKERS TRUST COMPANY,
                                  as Trustee



                                  By
                                    ---------------------------------------
                                    Authorized Signatory








                                  SALOMON INC
                           MEDIUM-TERM NOTE, SERIES E
                                  (FIXED RATE)


                  This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture dated as of December 1, 1988 (the "Indenture") between the Company and Bankers Trust Company, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

                  Unless otherwise specified on the face hereof, the authorized denominations of Registered Notes denominated in U.S. dollars will be U.S.$1,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Registered Notes denominated in a currency other than U.S. dollars will be as set forth on the respective faces thereof.

                  Each Registered Note will be issued initially as either a Book-Entry Note or a Certificated Note. Only Registered Notes denominated and payable in U.S. dollars may be issued as Book-Entry Notes, and such Notes will not be exchangeable for Certificated Notes and, except as otherwise provided in the Indenture, will not otherwise be issuable as Certificated Notes.


                   If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Company or its agent based on the highest firm bid quotation expressed in U.S. dollars received by the Company or its agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York selected by the Company or its agent (one of which may be Salomon Brothers Inc) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of all Registered Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Registered Notes by deductions from such payments. If no such bid quotations are available, then such payments will be made in the Specified Currency, unless the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case payment will be made as described in the next paragraph.

                  Except as set forth below with respect to payments in ECU, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture. If any payment in respect hereof is required to be made in European Currency Units ("ECU") and ECU is no longer used in the European Monetary System, then such payment shall be made in U.S. dollars until ECU is again so used. The amount of such payment in U.S. dollars shall be computed on the basis of the equivalent of the ECU in U.S. dollars as of the second Business Day prior to the date on which such payment is due. The equivalent of the ECU in U.S. dollars as of any date shall be determined by the Company or its agent on the following basis. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts that were components of the ECU as of the last date on which the ECU was used in the European Monetary System. The equivalent of the ECU in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Company or its agent on the basis of the most recently available Market Exchange Rates for such Components or as otherwise indicated on the face hereof. If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

                  The interest payable hereon on each Interest Payment Date shall include interest accrued through the day before such Interest Payment Date.

                  If so specified on the face hereof, the interest rate on this Note may be reset by the Company on the date or dates specified on the face hereof (each an "Optional Reset Date"). Not later than 40 days prior to each Optional Reset Date, the Trustee will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the interest rate, and if so, (i) such new interest rate, and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.

                  Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the interest rate provided for in the Reset Notice and establish a higher interest rate for the Subsequent Interest Period by causing the Trustee to mail notice of such higher interest rate to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the interest rate is reset on an Optional Reset Date will bear such higher interest rate.

                  The Holder of this Note will have the option to elect repayment by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

                  If so specified on the face hereof, the Maturity of this Note may be extended at the option of the Company for the period or periods of whole years specified on the face hereof, (each an "Extension Period"), up to but not beyond the date (the "Final Maturity") set forth on the face hereof. If the Company exercises such option, the Trustee will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice"), first class, postage prepaid indicating (i) the election of the Company to extend the Maturity, (ii) the new Stated Maturity, (iii) the interest rate applicable to the Extension Period, and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's mailing of the Extension Notice, the Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Notice.


                  Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to mail notice of such higher interest rate, first class, postage prepaid, to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Maturity is extended will bear such higher interest rate.

                  If the Company extends the Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on the old Stated Maturity once the Company has extended the Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to the old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the old Stated Maturity.

                  If so specified on the face hereof, the Company may, at its option, redeem this Note in whole, or from time to time in part, on or after the date designated as the Initial Redemption Date on the face hereof, at prices declining from a specified premium, if any, to par, together with accrued interest to the date of redemption. The Company may exercise such option by causing the Trustee to mail a notice of such redemption at least 30 but not more than 60 days prior to the date of redemption. In the event of redemption of this
Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  If so specified on the face hereof, this Note will be repayable prior to Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof, together with accrued interest to the date of repayment. In order for this Note to be repaid, the Trustee must receive at least 30 but not more than 45 days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed; or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, this Note with form duly completed must be received by the Trustee by such fifth Business Day. Any tender of this Note for Repayment (except pursuant to a Reset Notice or an Extension Notice) shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of the Note provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be cancelled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

                  This Note will not be subject to any sinking fund.

                  Notwithstanding anything herein to the contrary, if this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or (y) if so specified, the Bond Yield to Call set forth on the face hereof (computed in each case in accordance with generally accepted United States bond yield computation principles), provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

                  If this Note is an Indexed Principal Note, then the principal amount payable at Stated Maturity or earlier redemption or retirement, is determined by reference to the amount designated on the face hereof as the Face Amount of this Note and by reference to the Index as described on the face hereof. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If the determination of the Index is calculated or announced by a third party, which may be Salomon Brothers Inc or another affiliate of the Company and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with policies in effect at the time this Note was issued and permitted changes described on the face hereof), then such Index shall be calculated for this Note's purposes by another third party selected by the Company, which may be Salomon Brothers Inc or another affiliate of the Company subject to the same conditions and controls as applied to the original third party. If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then any indexed principal amount of this Note shall be calculated in the manner described on the face hereof. Any determination of such third party shall in the absence of manifest error be binding on all parties.

                  As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Registered Notes of different authorized denominations, as requested by the Person surrendering the same.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Registered Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or of the Trustee may treat the person in whose name this Note is registered as the Holder hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor such agent shall be affected by notice to the contrary.

                  If an event of Default with respect to the Debt Securities of the series shall have occurred and be continuing, the principal of all the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft or destruction hereof (together with such indemnity and such other documents or proof as may be required by the Company or the Trustee) shall be delivered to the principal corporate trust office of the Trustee, a new Registered Note of like tenor and principal amount will be issued by the Company in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Registered Note shall be borne by the Holder of this Note.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Debt Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time Outstanding, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt

Security.

                  Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Debt Securities except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  This Note shall be deemed to be a contract made and to be performed solely in the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

                  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.






                                 ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -as tenants in common    UNIF GIFT MIN ACT_________Custodian__________
TEN ENT -as tenants by the entireties               (Cust)            (Minor)
JT ENT  -as joint tenants with right of       Under Uniform Gifts to Minors Act
         right of survivorship and                ____________________________
          not as tenants in common                           (State)



    Additional abbreviations may also be used though not in the above list



                 --------------------------------------------


                           OPTION TO ELECT REPAYMENT


         The undersigned hereby irrevocably requests and instructs the Company to repay $__________ principal amount of the within Note, pursuant to its terms, on the "Optional Repayment Date" first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date or repayment, to the undersigned at:



- -------------------------------------------------------------------------------


- -------------------------------------------------------------------------------
          (Please Print or Type Name and Address of the Undersigned)


and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note.


         For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Trustee at, if delivery is by hand, 130 John Street, Street Level, New York, New York or, if delivery is by mail, 450 West 33rd Street, Attention: Corporate Trust Department, New York, New York 10001.


Dated:                            _____________________________________________
                                  Note: The signature to this Option to Elect
                                  Repayment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s)
                             and transfer(s) unto


    Please insert Social Security or Other
       Identifying Number of Assignee




                                  ---------------------------------------------


- -------------------------------------------------------------------------------
     Please Print or Type Name and Address Including Zip Code of Assignee


- -------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

_______________________________________________________________________attorney to transfer such Note on the books of Salomon Inc with full power of substitution in the premises.



Dated: ___________________  ___________________________________________________
                            Signature


                            ---------------------------------------------------
                            NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the Note in every particular, without alteration or enlargement or any change whatsoever